BANC OF AMERICA SECURITIES [GRAPHIC OBJECT OMITTED]
--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

$311,144,000 (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2002-SB1
Offered Classes: AI-1, AI-2, AI-3, AI-4, AII-1, A-IO, M-1, M-2 and M-3

ASSET BACKED FUNDING CORPORATION
Depositor

SUPERIOR FEDERAL BANK, FSB
Originator

LITTON LOAN SERVICING LP
Servicer



APRIL 30, 2002


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              OFFERED CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
TO MATURITY:
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Expected       Expected
                       Expected                                         Principal    Last Scheduled
                     Approximate     Interest   Principal   Expected      Window      Distribution
      Class             Size*          Type       Type      WAL (yrs)     (mos)           Date                Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FITCH             S&P
------------------------------------------------------------------------------------------------------------------------------------
AI-1                  62,600,000      Fixed        Sen        0.90         1-23         3/25/2004           AAA              AAA
AI-2                   9,603,000      Fixed        Sen        2.00        23-27         7/25/2004           AAA              AAA
AI-3                  23,130,000      Fixed        Sen        3.00        27-67        11/25/2007           AAA              AAA
AI-4                  15,731,000      Fixed        Sen        8.99        67-184        8/25/2017           AAA              AAA
AII-1                147,961,000     Floating      Sen        2.98        1-192         4/25/2018           AAA              AAA
A-IO                  16,792,000     Step Fxd   Notional      2.44        30-30        10/25/2004           AAA              AAA
M-1                   21,322,000      Fixed        Mez        5.65        39-168        4/25/2016           AA               AA
M-2                   14,214,000      Fixed        Mez        5.55        38-151       11/25/2014            A                A
M-3                   10,266,000      Fixed        Mez        5.40        37-131        3/25/2013           BBB              BBB
NON-OFFERED
B                      6,317,000      Fixed        Sub        5.03        37-106        2/25/2011           BB               BB
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TO CALL:
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Expected       Expected
                       Expected                                         Principal    Last Scheduled
                     Approximate     Interest   Principal   Expected      Window      Distribution
      Class             Size*          Type       Type      WAL (yrs)     (mos)           Date                Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FITCH             S&P
------------------------------------------------------------------------------------------------------------------------------------
AI-1                  62,600,000      Fixed        Sen        0.90         1-23         3/25/2004           AAA              AAA
AI-2                   9,603,000      Fixed        Sen        2.00        23-27         7/25/2004           AAA              AAA
AI-3                  23,130,000      Fixed        Sen        3.00        27-67        11/25/2007           AAA              AAA
AI-4                  15,731,000      Fixed        Sen        7.21        67-93         1/25/2010           AAA              AAA
AII-1                147,961,000     Floating      Sen        2.78         1-93         1/25/2010           AAA              AAA
A-IO                  16,792,000     Step Fxd   Notional      2.44        30-30        10/25/2004           AAA              AAA
M-1                   21,322,000      Fixed        Mez        5.13        39-93         1/25/2010           AA               AA
M-2                   14,214,000      Fixed        Mez        5.10        38-93         1/25/2010            A                A
M-3                   10,266,000      Fixed        Mez        5.08        37-93         1/25/2010           BBB              BBB
NON-OFFERED
B                      6,317,000      Fixed        Sub        4.98        37-93         1/25/2010           BB               BB
------------------------------------------------------------------------------------------------------------------------------------
*        The Expected Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

--------------------------------------------------------------------------------
STRUCTURE:

(1) After the Optional Termination Date, the margin on the AII-1 Certificate will increase to 2x the initial margin. The coupons on the AI-4, M-1, M-2, and M-3 certificates will increase by 50bps over their initial coupons.

(2) It is expected that the Class AI-1, AI-2, AI-3 and AI-4 Certificates will be subject to a Fixed Rate Net Funds Cap. It is expected that the Class AII-1 Certificates will be subject to an Adjustable Rate Net Funds Cap. It is expected that the Class M-1, M-2, M-3 and B Certificates will be subject to a Net WAC Cap on the Mortgage Loans ("Pool Cap").

(3) Classes M-1, M-2, M-3 and B are not expected to receive principal payments prior to the Stepdown Date.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 PRICING SPEED:
--------------------------------------------------------------------------------
ADJUSTABLE RATE            28% CPR
MORTGAGE LOANS
--------------------------------------------------------------------------------
FIXED RATE MORTGAGE LOANS  23% HEP

                           23% HEP assumes that prepayments start at 2.30% CPR in month one of collateral seasoning, increase by approximately 2.30% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          CLASS A-10 NOTIONAL SCHEDULE
--------------------------------------------------------------------------------
The notional amount of the Class A-IO Certificates is equal to the lesser of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans as of the first day of the related collection period and (ii) $16,792,000. The coupon for the Class A-IO Certificates will be:

                     MONTH                                    COUPON
                     -----                                    ------
                     1-10                                      5.75
                     11-20                                     4.75
                     21-30                                     3.75
                  thereafter                                   0.00
--------------------------------------------------------------------------------


CONTACT: BANC OF AMERICA SECURITIES LLC

   Mortgage Trading/Syndicate (704) 388-1597    (704) 335-5904(Fax)
   --------------------------
   Chris Hentemann            (chris.c.hentemann@bankofamerica.com)
   Alex Cha                   (alex.i.cha@bankofamerica.com)
   David Nagle                (david.w.nagle@bankofamerica.com)
   Robb Karr                  (robert.h.karr@bankofamerica.com)
   Jeff Willoughby            (jeff.t.willoughby@bankofamerica.com)

   Mortgage Finance           (704) 388-9668 (Fax)
   ----------------
   Mary Rapoport              (704) 387-0998 (mary.e.rapoport@bankofamerica.com)
   Kirk Meyers                (704) 388-3148 (kirk.b.meyers@bankofamerica.com)
   Scott Shultz               (704) 388-6040 (scott.m.shultz@bankofamerica.com)


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:            Asset Backed Funding Corporation
                                Asset Backed Certificates, Series 2002-SB1

OFFERED CERTIFICATES:           Classes AI-1, AI-2, AI-3, AI-4 and A-IO (the
                                "Senior Fixed Rate Certificates"), Class AII-1
                                (the "Senior Floating Rate Certificates"), and
                                Classes M-1, M-2 and M-3 (the "Mezzanine
                                Certificates")

NON-OFFERED CERTIFICATES:       Class B Certificates

FIXED RATE CERTIFICATES:        Class AI-1, AI-2, AI-3, AI-4, A-IO, M-1, M-2,
                                M-3 and B Certificates

SENIOR CERTIFICATES:            Senior Fixed Rate Certificates and Senior
                                Floating Rate Certificates

SUBORDINATE CERTIFICATES:       Class M-1, M-2, M-3 and B Certificates

ORIGINATOR                      Superior Federal Bank, FSB

                                The OTS closed Superior Bank, FSB ("Old
                                Superior"), of Hinsdale, Illinois on July 27, 2001 and appointed the FDIC conservator. The FDIC transferred all of Old Superior's assets to Superior Federal Bank, FSB ("New Superior"), a newly created full service mutual savings bank. As of that date, New Superior had total assets of $2.3 billion, total deposits of $1.6 billion in 84,730 accounts, 1,355 employees and operated 18 deposit-taking facilities in Illinois and a loan origination and servicing operation division headquartered in Orangeburg, New York, a suburb of New York City.

                                Substantially all of the mortgage loans were originated by New Superior. Investors should note that the mortgage loans were originated using program and underwriting standards that are less stringent than those of Fannie Mae or Freddie Mac. Accordingly, these mortgage loans are expected to experience higher rates of delinquency, foreclosure and loss than mortgage loans originated under Fannie Mae or Freddie Mac standards. Further, Old Superior's portfolio of mortgage loans has underperformed the mortgage loan portfolios of its peer group of similarly situated subprime mortgage loan originators over the past several years.

SERVICER:                       Litton Loan Servicing LP ("Litton"). Fitch
                                Ratings ("Fitch") assigned Litton its "RPS1" and
                                "RSS1" primary and special servicer ratings for subprime and high loan-to-value product in January 2001. In April 2001, Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
                                ("S&P") raised Litton's rating from "Above
                                Average" to "Strong" for both its residential special and subprime primary servicing categories. In March 2001, Moody's Investors
                                Service, Inc. assigned Litton a rating of "SQ1."
                                Each of these ratings is the highest rating available from the respective rating agency.

TRUSTEE:                        LaSalle Bank N.A.

RATING AGENCIES:                Fitch and S&P

LEAD MANAGER AND BOOKRUNNER:    Banc of America Securities LLC
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CO-MANAGERS:                    JP Morgan and Greenwich Capital Markets

CLOSING DATE:                   On or about May 15, 2002

ACCRUED INTEREST:               The price to be paid by investors for the
                                Offered Certificates, other than the Class AII-1
                                Certificates, will include accrued interest from April 1, 2002 up to, but not including, the Closing Date ([44] days). The Class AII-1
                                Certificates will not include accrued interest
                                (i.e., settle flat).

DISTRIBUTION DATES:             The 25th of each month, or if such day is not a
                                business day, the next succeeding business day, beginning on May 28, 2002.

RECORD DATE:                    For the Fixed Rate Certificates on the initial
                                Distribution Date in May 2002, the Closing Date.
                                For any following Distribution Date, (i) for any Class of Certificates, other than the Class
                                AII-1 Certificates, the last Business Day of the month preceding the month of the Distribution
                                Date and (ii) for the Class AII-1 Certificates, the last Business Day prior to the Distribution
                                Date.

CUT-OFF DATE:                   The close of business on April 1, 2002.

PAYMENT DELAY:                  With respect to the Fixed Rate Certificates, 24
                                days and with respect to the Class AII-1
                                Certificates, 0 days.

DAY COUNT:                      With respect to the Fixed Rate Certificates,
                                30/360 and with respect to the Class AII-1
                                Certificates, Actual/360.

SERVICING FEES:                 Approximately 0.50% per annum, payable monthly,
                                of the aggregate principal balance of the Mortgage Loans.

TRUSTEE FEES:                   Approximately 0.01% per annum, payable monthly,
                                on the aggregate principal balance of the Mortgage Loans.

SUPPLEMENTAL SERVICING FEE      $150 per month for each Mortgage Loan that is 90
                                or more days delinquent, payable monthly for a maximum of eighteen consecutive months or intermittently throughout the life of the loan.
                                The Supplemental Servicing Fee shall commence in the first month after the Cut-Off Date in which payments on such Mortgage Loan are 90 or more days delinquent, unless such Mortgage Loan becomes liquidated or is repurchased.

OPTIONAL TERMINATION DATE:      The first Distribution Date on which the
                                aggregate principal balance of the Mortgage
                                Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date ("Cut-Off Date Principal
                                Balance").

DENOMINATION:                   $25,000 in original principal amount and
                                integral multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:              The Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:              The Class AI-1, AI-2, AI-3, AI-4, AII-1, and
                                A-IO Certificates will be ERISA eligible.

TAX STATUS:                     The Offered Certificates will be designated as
                                regular interests in one or more REMICs and, as
                                such, will be treated as debt instruments of a
                                REMIC for federal income tax purposes.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORTGAGE LOANS:                   (i) The collateral information presented in
                                      the term sheet is based on the Mortgage
                                      Loans as of the Cut-Off Date.

                                 (ii) The Mortgage Loans consist of
                                      approximately 3,964 fixed and adjustable rate closed-end subprime mortgage loans, which generally accrue interest on an actuarial basis and are secured by 1st lien and 2nd lien, fully amortizing and balloon mortgages on primarily 1-4 family properties with a Cut-Off Date Principal Balance of approximately $315,885,155. There will be approximately 2,528 fixed rate mortgage loans (the "Fixed Rate Mortgage Loans") with an approximate balance of $167,923,386 and approximately 1,436 adjustable rate mortgage loans (the "Adjustable Rate Mortgage Loans") with an approximate balance of $147,961,769. A small percentage of the mortgage loans are simple interest mortgage loans.

                                (iii) For collateral statistics please see
                                      "Description of the Total Collateral"
                                      beginning on pp. 15.

MONTHLY SERVICER ADVANCES:      The Servicer is required to advance scheduled
                                principal and interest (net of the Servicing
                                Fee) for any delinquent actuarial Mortgage Loan, but is not required to make any advance that the Servicer deems to be non-recoverable. The
                                Servicer will not be obligated to fund Interest
                                Shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act.

PREPAYMENT INTEREST SHORTFALL:  For any Distribution Date, with respect to any
                                Mortgage Loan prepaid in full during a
                                prepayment period, the difference between the interest that would have been paid on the Mortgage Loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the Mortgage Loan, in each case net of the Servicing Fees.


SERVICER OBLIGATIONS FOR        The Servicer will be obligated to pay, from its
PREPAYMENT INTEREST SHORTFALLS: own funds, Prepayment Interest Shortfalls for any prepayment in full on any actuarial Mortgage
                                Loan, but only to the extent of half of the Servicing Fee for the related due period.

TRIGGER EVENT:                  With respect to the Offered Certificates on any
                                Distribution Date after the Stepdown Date, a
                                Trigger Event exists if the 60+ day delinquency
                                percentage (including loans in bankruptcy,
                                foreclosure, or REO) is greater than [45]% of
                                the Senior Enhancement Percentage.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXPECTED CREDIT ENHANCEMENT:    Credit enhancement for the structure is provided
                                by (i) Excess Interest, (ii)
                                overcollateralization and (iii) subordination.

                                CERTIFICATE CREDIT ENHANCEMENT

                                (1) The Senior Certificates are enhanced by
                                    excess interest and by 16.50% in subordinate certificates and the Overcollateralization Amount.

                                (2) The Class M-1 Certificate is enhanced by
                                    excess interest and by 9.75% in subordinate certificates and the Overcollateralization Amount.

                                (3) The Class M-2 Certificate is enhanced by
                                    excess interest and by 5.25% in subordinate certificates and the Overcollateralization Amount.

                                (4) The Class M-3 Certificate is enhanced by
                                    excess interest and by 2.00% in subordinate certificates and the Overcollateralization Amount.

                                (5) The Class B Certificate is enhanced by
                                    excess interest and the
                                    Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:                                       Initial Credit Support         Stepdown Credit Support
                                                  ----------------------         -----------------------
                                      Class               Percent                        Percent
                                      -----               -------                        -------
                                Senior Certificates       18.00                          36.00
                                        M-1               11.25                          22.50
                                        M-2                6.75                          13.50
                                        M-3                3.50                           7.00
                                         B                 1.50                           3.00

OVERCOLLATERALIZATION AMOUNT:   The excess of the aggregate principal
                                balance of the Mortgage Loans over the sum of the aggregate principal balance of the Offered Certificates. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target
                                Amount, Excess Interest will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached. It is expected that on the Closing
                                Date the Overcollateralization Amount will equal the Overcollateralization Target
                                Amount.

EXPECTED OVERCOLLATERALIZATION  Prior to the Stepdown Date, 1.50% multiplied by
TARGET AMOUNT:                  the Cut-Off Date Principal Balance. On or after
                                the Stepdown Date, assuming a Trigger Event is not in effect, the greater of (x) 3.00% multiplied by the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (y) the Overcollateralization Floor. On or after the Stepdown Date if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION           The amount, if any, by which the
DEFICIENCY AMOUNT:              Overcollateralization Target Amount exceeds the
                                Overcollaterlization Amount on such Distribution
                                Date (after giving effect to distributions in respect of the Basic Principal Distribution
                                Amount on such Distribution Date).

OVERCOLLATERALIZATION           The excess, if any, of (i) the
RELEASE AMOUNT:                 Overcollateralization Amount for such
                                Distribution Date (assuming that all principal amounts collected or advanced and prepayments received during the related period are applied as a principal payment on such Distribution
                                Date) over (ii) the Overcollateralization Target
                                Amount for such Distribution Date.

OVERCOLLATERALIZATION FLOOR:    The Cut-Off Date Principal Balance multiplied by
                                0.50%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUBORDINATION:                  If excess interest and Overcollateralization are
                                insufficient to cover losses on any of the Mortgage Loans, those losses will be applied in reduction of the class certificate balances of the Subordinate Certificates, in reverse order of seniority.

STEPDOWN DATE:                  The earlier to occur of (i) the Distribution
                                Date on which the certificate principal balances
                                of the Senior Certificates have been reduced to
                                zero and (ii) the later to occur of (a) the
                                Distribution Date in May 2005 and (b) the first
                                Distribution Date on which the Senior
                                Certificates principal balance (after taking
                                into account distributions of principal on such
                                Distribution Date) is less than or equal to
                                64.00% of the aggregate Principal Balance of the
                                mortgage loans.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for the Senior Fixed Rate Certificates, other than the Class A-IO Certificates, for any Distribution Date will be the lesser of (x) the applicable Pass-Through Rate for such Distribution Date and (y) the Fixed Rate Net Funds Cap for such Distribution Date.

The Pass-Through Rate for the Class AII-1 Certificates for any Distribution Date will be the lesser of (x) the applicable Formula Rate for such Distribution Date and (y) the Adjustable Rate Net Funds Cap for such Distribution Date.

The Pass-Through Rate for the Subordinate Certificates for any Distribution Date will be the lesser of (x) the applicable Pass-Through Rate for such Distribution Date and (y) the Pool Cap for such Distribution Date.

FORMULA RATE:

The Formula Rate for the Class AII-1 Certificates is the lesser of

      (i) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin; and
      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class AII-1 Certificates will be 2 times its initial margin.

MAXIMUM CAP RATE:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the accrual period) the weighted average of the maximum mortgage rates for the Adjustable Rate Mortgage Loans which is the maximum mortgage rate over the life of such loan as specified in the related mortgage note, less the sum of (a) the servicing fee rate, and (b) the trustee fee rate.

POOL CAP:

The Subordinate Certificates will be subject to a Pool Cap equal to the lesser of (A) the Fixed Rate Net Funds Cap and (B) the weighted average mortgage rates of the Mortgage Loans less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class A-IO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class A-IO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans, (b) the servicing fee rate, and (c) the trustee fee rate.

FIXED RATE NET FUNDS CAP:

The Senior Fixed Rate Certificates will be subject to a Fixed Rate Net Funds Cap equal to the weighted average mortgage rate of the Fixed Rate Mortgage Loans less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class A-IO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class A-IO Certificates and the denominator of which is the aggregate principal balance of the Fixed Rate Mortgage Loans, (b) the servicing fee rate, and (c) the trustee fee rate.

ADJUSTABLE RATE NET FUNDS CAP:

The Class AII-1 Certificates will be subject to an Adjustable Rate Net Funds Cap equal to (subject to an adjustment based on the actual number of days in the accrual period) the weighted average mortgage rate of the Adjustable Rate Mortgage Loans less the sum of: (a) the servicing fee rate, and (b) the trustee fee rate.

NET WAC CARRYOVER AMOUNT:

If on any Distribution Date, the Pass-Through Rate for a class of Offered or Non-Offered Certificates is reduced to the applicable Cap, then the Net WAC Rate Carryover Amount for such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate been the related Formula Rate (or the Pass-Through Rate, without regard to the Fixed Rate Net Funds Cap or Pool Cap, as it relates to the Senior Fixed Rate Certificates or the Subordinate Certificates) over (y) the amount of interest such class of certificates accrued on such Distribution Date at the related Cap and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from the previous Distribution Date and interest thereon for the most recently ended Accrual Period for such class of certificates at the then applicable Formula Rate for such class (or the Pass-Through Rate, without regard to the Fixed Rate Net Funds Cap or Pool Cap, as it relates to the Senior Fixed Rate Certificates or the Subordinate Certificates).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            PRIORITY OF DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, available funds will be distributed in the following order of priority:

(i)      to pay the Servicing and Trustee Fees;

(ii)     to the Senior Certificates, pro rata current interest;

(iii) to the Senior Certificates, pro rata any unpaid interest (with interest);

(iv)     to the Class M-1 Certificates, current interest;

(v)      to the Class M-2 Certificates, current interest;

(vi)     to the Class M-3 Certificates, current interest;

(vii)    to the Class B Certificates, current interest;

(viii) to pay the Principal Distribution Amount as described under "Principal Distributions" on page 12; and (ix) any remainder as described under "Excess Interest" below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                EXCESS INTEREST
--------------------------------------------------------------------------------
On each Distribution Date, the trust will generally apply any excess interest in the following order:

(i)      to pay the Extra Principal Distribution Amount;
(ii)     to the Class M-1 Certificates, any unpaid interest (with interest);
(iii)    to the Class M-1 Certificates, any unpaid realized loss amounts;
(iv)     to the Class M-2 Certificates, any unpaid interest (with interest);
(v)      to the Class M-2 Certificates, any unpaid realized loss amounts;
(vi)     to the Class M-3 Certificates, any unpaid interest (with interest);
(vii)    to the Class M-3 Certificates, any unpaid realized loss amounts;
(viii)   to the Class B Certificates, any unpaid interest (with interest);
(ix)     to the Class B Certificates, any unpaid realized loss amounts;
(x)      to pay any Net WAC Rate Carryover Amounts;
(xi)     to pay the Supplemental Servicing Fee;
(xii)    any remaining amounts to the residual certificates that are not offered herein.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTORS
--------------------------------------------------------------------------------

On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the Senior Fixed Rate Certificates, other than the Class A-IO Certificates, sequentially, the Fixed Rate Principal Distribution Amount until the certificate principal balances are reduced to zero;

(ii) to the Class AII-1 Certificates, the Adjustable Rate Principal Distribution Amount until the certificate principal balance is reduced to zero;

(iii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class B Certificates until the certificate principal balance is reduced to zero.

On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the Senior Fixed Rate Certificates, other than the Class A-IO Certificates, sequentially, the Fixed Rate Principal Distribution Amount until the certificate principal balances are reduced to zero;

(ii) to the Class AII-1 Certificates, the Adjustable Rate Principal Distribution Amount until the certificate principal balance is reduced to zero

(iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance is reduced to zero;

(iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance is reduced to zero;

(v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance is reduced to zero;

(vi) _____ to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance is reduced to zero.

PRINCIPAL DISTRIBUTION AMOUNT:  The sum of the Basic Principal Distribution
                                Amount and the Extra Principal Distribution
                                Amount.

BASIC PRINCIPAL                 The excess of (i) all of the principal amounts
DISTRIBUTION AMOUNT:            collected or advanced and prepayments received
                                for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.


EXTRA PRINCIPAL                 The lesser of (x) Excess Interest for such
DISTRIBUTION AMOUNT:            Distribution Date and (y) the
                                Overcollateralization Deficiency Amount for such
                                Distribution Date.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SENIOR PRINCIPAL DISTRIBUTION   Prior to the Stepdown Date or while a Trigger
AMOUNT:                         Event is in effect, the Senior Principal
                                Distribution Amount will equal the lesser of (a) the Principal Distribution Amount and (b) the balance of the Senior Certificates at the beginning of the related period.

                                On or after the Stepdown Date, while a Trigger Event is not in effect, the excess of the Senior Certificates principal balances immediately prior to the Distribution Date over the lesser of:

                                    (a) [64.00%] of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                    (b) the aggregate principal balances of
                                        the Mortgage Loans, as of the last day
                                        of the related due period, less 0.50% of the Cut-Off Date Principal Balance of the Mortgage Loans.

FIXED RATE PRINCIPAL            For any distribution date is the excess of
 DISTRIBUTION AMOUNT:

                                    (a) the Senior Principal Distribution
                                        Amount over

                                    (b) the Adjustable Rate Principal
                                        Distribution Amount for the applicable
                                        Distribution Date.


ADJUSTABLE RATE PRINCIPAL       For any Distribution Date is the least of:
DISTRIBUTION AMOUNT:
                                    (a) The Class AII-1 Certificate Balance;

                                    (b) The Senior Principal Distribution
                                        Amount, and

                                    (c) The greater of

                                        (i) the product of

                                 (1) the Senior Principal Distribution Amount,
                                     and

                                 (2) a fraction equal to the outstanding
                                     balance of the Adjustable Rate Mortgage
                                     Loans over the aggregate outstanding
                                     balance of the Mortgage Loans and,

                                       (ii) the excess of

                                 (1) the Class AII-1 Certificate Balance
                                     immediately before that Distribution
                                     Date over

                                 (2) the aggregate principal balances of the
                                     Adjustable Rate Mortgage Loans as of the
                                     last day of the related Remittance Period.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS M-1 PRINCIPAL             The excess of the Senior Certificates principal
DISTRIBUTION                    balances (after giving effect to distributions
AMOUNT:                         on that date) and the Class M-1 Certificate
                                principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a) [77.50%] of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                    (b) the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.

CLASS M-2 PRINCIPAL             The excess of the Senior Certificates principal
DISTRIBUTION                    balances (after giving effect to distributionson
AMOUNT:                         that date), the Class M-1 Certificate principal
                                balance (after giving effect to distributions on that date), and the Class M-2 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (c) [86.50%] of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                    (a) the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.


CLASS M-3 PRINCIPAL             The excess of the Senior Certificates principal
DISTRIBUTION AMOUNT:            balances (after giving effect to distributions
                                on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2
                                Certificate principal balance (after giving effect to distributions on that date), and the Class M-3 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (d) [93.00%] of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                    (a) the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.

CLASS B PRINCIPAL               The excess of the Senior Certificates principal
DISTRIBUTION AMOUNT:            balances (after giving effect to distributions
                                on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2
                                Certificate principal balance (after giving effect to distributions on that date), the Class
                                M-3 Certificate principal balance (after giving effect to distributions on that date), and the Class B Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (e) [97.00%] of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                    (b) the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                      TOTAL                MINIMUM              MAXIMUM
-------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                        $315,885,154.91             $8,120.34          $496,853.37
Number of Loans                                                               3,964
Average Original Loan Balance                                            $79,911.65
Average Cut-Off Date Loan Balance                                        $79,688.49
Weighted Average Original LTV                                                78.24%                 9.60%              123.32%
Weighted Average Gross Coupon                                               10.000%                6.000%              16.000%
Weighted Average Remaining Term to Maturity (months)                            304                   107                  360
Weighted Average FICO Score                                                     586                   405                  805
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENT OF CUT-OFF DATE
                                                       RANGE                                             PRINCIPAL BALANCE
                                                       -----                                          -----------------------
         Product Type                                  Fixed                                                  53.16%
                                                       Adjustable                                             46.84%

         Amortization Type                             Fully Amortizing Mortgage Loans                        83.03%
                                                       Balloon Mortgage Loans                                 16.97%

         Lien Position                                 First                                                  89.66%
                                                       Second                                                 10.34%

         Occupancy Status                              Primary                                                94.71%
                                                       Investor                                                4.91%
                                                       Secondary                                               0.37%

         Property Type                                 Single Family Residence                                80.74%
                                                       2 Family                                                8.83%
                                                       Planned Unit Development                                3.95%
                                                       3 Family                                                2.87%
                                                       Condominium                                             2.67%
                                                       4 Family                                                0.76%
                                                       Manufactured Housing                                    0.14%
                                                       Mobile Home                                             0.05%

         Geographic Distribution                       New York                                               16.49%
                                                       Florida                                                13.11%
                                                       Pennsylvania                                            9.08%
                                                       Michigan                                                6.44%
                                                       New Jersey                                              6.00%
                                                       Other States                                           48.88%

         Number of States (including DC)               48

         Largest Zip Code Concentration                01841                                                   0.45%

         Loans with Prepayment Penalties                                                                      78.26%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1               GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                      TOTAL                MINIMUM                MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                        $167,923,385.83             $8,120.34            $496,853.37
Number of Loans                                                               2,528
Average Original Loan Balance                                            $66,677.29
Average Cut-Off Date Loan Balance                                        $66,425.39
Weighted Average Original LTV                                                76.45%                 9.60%                123.32%
Weighted Average Gross Coupon                                               10.074%                6.000%                16.000%
Weighted Average Remaining Term to Maturity (months)                            257                   107                    359
Weighted Average FICO Score                                                     596                   427                    792
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF CUT-OFF DATE
                                                       RANGE                                           PRINCIPAL BALANCE
                                                       -----                                           -----------------
         Product Type                                  Fixed                                                 100.00%
                                                       Adjustable                                              0.00%

         Amortization Type                             Fully Amortizing Mortgage Loans                        68.07%
                                                       Balloon Mortgage Loans                                 31.93%

         Lien Position                                 First                                                  80.55%
                                                       Second                                                 19.45%

         Occupancy Status                              Primary                                                93.67%
                                                       Investor                                                5.81%
                                                       Secondary                                               0.52%

         Property Type                                 Single Family Residence                                82.46%
                                                       2 Family                                                8.80%
                                                       Planned Unit Development                                3.10%
                                                       Condominium                                             2.40%
                                                       3 Family                                                2.10%
                                                       4 Family                                                0.91%
                                                       Manufactured Housing                                    0.18%
                                                       Mobile Home                                             0.04%


         Geographic Distribution                       New York                                               18.87%
                                                       Florida                                                12.94%
                                                       Pennsylvania                                            8.90%
                                                       Indiana                                                 5.92%
                                                       Michigan                                                4.81%
                                                       Other States                                           48.56%

         Number of States (including DC)               46

         Largest Zip Code Concentration                11746                                                   0.55%

         Loans with Prepayment Penalties                                                                      80.36%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1               GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS (1)
-----------------------------------------------------------------------------------------------------------------

              RANGE OF ORIGINAL            NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
            LOAN-TO-VALUE RATIOS        MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                         1                   $23,706.93                       0.01%
10.01 - 15.00                                        3                    76,634.38                        0.05
15.01 - 20.00                                        6                   144,919.86                        0.09
20.01 - 25.00                                       11                   314,945.09                        0.19
25.01 - 30.00                                       12                   405,991.51                        0.24
30.01 - 35.00                                       29                 1,127,323.35                        0.67
35.01 - 40.00                                       27                 1,186,170.80                        0.71
40.01 - 45.00                                       42                 1,796,501.73                        1.07
45.01 - 50.00                                       74                 3,916,619.10                        2.33
50.01 - 55.00                                       57                 3,817,012.76                        2.27
55.01 - 60.00                                       86                 4,954,060.27                        2.95
60.01 - 65.00                                      142                 8,812,850.34                        5.25
65.01 - 70.00                                      201                13,858,932.00                        8.25
70.01 - 75.00                                      276                20,509,902.94                       12.21
75.01 - 80.00                                      667                48,285,506.65                       28.75
80.01 - 85.00                                      483                30,887,074.15                       18.39
85.01 - 90.00                                      372                24,674,082.12                       14.69
90.01 - 95.00                                       25                 2,477,554.41                        1.48
95.01 - 100.00                                       1                   174,195.19                        0.10
over 100.01                                         13                   479,402.25                        0.29
TOTAL                                            2,528              $167,923,385.83                     100.00%
-----------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted Original Loan-to-Value Ratio of the Mortgage Loan is approximately 76.45%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

Cut-Off Date Balances(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENT OF
                                          NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
RANGE OF CUT-OFF DATE BALANCES          MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                 1,237               $41,348,339.40                     24.62%
50,000.01 - 100,000.00                             879                60,433,197.76                      35.99
100,000.01 - 150,000.00                            242                29,051,125.61                      17.30
150,000.01 - 200,000.00                             88                15,391,276.15                       9.17
200,000.01 - 250,000.00                             49                11,058,629.43                       6.59
250,000.01 - 300,000.00                             16                 4,444,219.70                       2.65
300,000.01 - 350,000.00                              9                 2,927,188.09                       1.74
350,000.01 - 400,000.00                              4                 1,516,858.88                       0.90
400,000.01 - 450,000.00                              3                 1,255,697.44                       0.75
450,000.01 - 500,000.00                              1                   496,853.37                       0.30
TOTAL                                            2,528              $167,923,385.83                    100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Mortgage Loan Principal Balance of the Mortgage Loans is approximately $66,425.39.


OCCUPANCY TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF
                                             NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                  OCCUPANCY               MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                            2,337              $157,299,339.23                      93.67%
Investor                                             181                 9,754,413.07                        5.81
Secondary                                             10                   869,633.53                        0.52
TOTAL                                              2,528              $167,923,385.83                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

MORTGAGE RATES (1)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 PERCENT OF
               RANGE OF GROSS                NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
               INTEREST RATES             MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
less than 6.000                                        1                   $35,731.07                       0.02%
6.501 - 7.000                                         13                 2,182,110.46                        1.30
7.001 - 7.500                                         73                 7,545,607.93                        4.49
7.501 - 8.000                                        119                12,820,544.71                        7.63
8.001 - 8.500                                        150                14,536,586.07                        8.66
8.501 - 9.000                                        215                16,754,874.00                        9.98
9.001 - 9.500                                        224                15,710,973.98                        9.36
9.501 - 10.000                                       286                18,847,974.26                       11.22
10.001 - 10.500                                      259                15,523,271.77                        9.24
10.501 - 11.000                                      280                15,406,387.61                        9.17
11.001 - 11.500                                      226                12,058,462.28                        7.18
11.501 - 12.000                                      163                 9,075,858.30                        5.40
12.001 - 12.500                                      204                11,407,013.47                        6.79
12.501 - 13.000                                      133                 6,736,273.90                        4.01
13.001 - 13.500                                       94                 4,930,296.22                        2.94
13.501 - 14.000                                       63                 3,196,782.36                        1.90
14.001 - 14.500                                       14                   801,591.69                        0.48
14.501 - 15.000                                        7                   215,904.25                        0.13
over 15.001                                            4                   137,141.50                        0.08
TOTAL                                              2,528              $167,923,385.83                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 10.074%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

PURPOSE OF MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF
                                             NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                   PURPOSE                MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Equity-out Refinance                               1,053               $77,797,711.84                      46.33%
Rate-Term Refinance                                1,157                67,622,458.15                       40.27
Purchase                                             318                22,503,215.84                       13.40
TOTAL                                              2,528              $167,923,385.83                     100.00%


PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF
                                             NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
            PROPERTY TYPE                 MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                            2,185              $138,473,815.14                      82.46%
2 Family                                             153                14,781,544.12                        8.80
Planned Unit Development                              65                 5,208,258.56                        3.10
Condominium                                           72                 4,025,060.58                        2.40
3 Family                                              32                 3,524,693.93                        2.10
4 Family                                              15                 1,529,772.67                        0.91
Manufactured Housing                                   4                   306,162.55                        0.18
Mobile Home                                            2                    74,078.28                        0.04
TOTAL                                              2,528              $167,923,385.83                     100.00%


FICO SCORE (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF
                                             NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
         FICO SCORE (1)                   MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
751 - 800                                             16               $1,929,406.31                        1.15%
701 - 750                                             80                7,682,587.86                         4.58
651 - 700                                            274               21,669,843.76                         12.9
601 - 650                                            682               46,771,308.99                        27.85
551 - 600                                            661               42,345,780.05                        25.22
501 - 550                                            559               33,220,646.50                        19.78
451 - 500                                            182               10,684,722.47                         6.36
401 - 450                                              5                  257,357.00                         0.15
No Score                                              69                3,361,732.89                         2.00
TOTAL                                              2,528             $167,923,385.83                       100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the Mortgage Loans is approximately 596.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF
                                              NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                DOCUMENTATION               MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                             2,235             $143,619,525.19                      85.53%
Stated Income                                          251               21,217,583.05                       12.64
Alt Doc                                                 30                2,407,868.41                        1.43
Limited                                                 10                  572,519.87                        0.34
No Doc                                                   2                  105,889.31                        0.06
TOTAL                                                2,528             $167,923,385.83                     100.00%


PREPAYMENT CHARGE TERM (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF
                PREPAY CHARGE                 NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                    TERM                   MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
No Penalty                                            531               $32,975,575.75                      19.64%
12 months                                              21                 1,980,825.48                        1.18
24 months                                               3                   295,271.99                        0.18
36 months                                           1,800               120,163,660.90                       71.56
60 months                                             173                12,508,051.71                        7.45
TOTAL                                               2,528              $167,923,385.83                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Prepayment Charge Term of the Mortgage Loans is approximately 30.4 months. The majority of the Mortgage Loans with prepayment charges charge 5% on the unpaid principal balance.


DELINQUENCY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF
                 DELINQUENCY                  NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                                            MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Current                                              2,528             $167,923,385.83                     100.00%
TOTAL                                                2,528             $167,923,385.83                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF
                                              NUMBER OF        AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
              STATE OR TERRITORY            MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
New York                                               292             $31,679,578.78                      18.87%
Florida                                                332              21,728,431.42                       12.94
Pennsylvania                                           267              14,948,123.14                        8.90
Indiana                                                183               9,937,519.46                        5.92
Michigan                                               139               8,081,605.92                        4.81
New Jersey                                              65               7,075,127.49                        4.21
Illinois                                               118               6,939,328.12                        4.13
Arkansas                                               132               6,106,999.77                        3.64
Alabama                                                127               6,003,783.39                        3.58
Maryland                                                50               5,559,378.64                        3.31
Colorado                                                86               5,311,181.71                        3.16
California                                              83               5,216,466.07                        3.11
Ohio                                                    86               5,035,680.08                        3.00
Georgia                                                 55               3,266,438.16                        1.95
South Carolina                                          52               2,916,987.90                        1.74
Connecticut                                             43               2,882,851.34                        1.72
Virginia                                                34               2,835,819.01                        1.69
Kentucky                                                50               2,818,996.72                        1.68
Massachusetts                                           30               2,594,368.87                        1.54
Rhode Island                                            24               1,979,006.01                        1.18
Louisiana                                               36               1,912,586.06                        1.14
Mississippi                                             42               1,800,653.75                        1.07
Oklahoma                                                37               1,534,322.59                        0.91
Missouri                                                24               1,185,047.92                        0.71
Maine                                                   13                 893,225.88                        0.53
Wisconsin                                               17                 871,899.25                        0.52
Delaware                                                10                 830,230.64                        0.49
Oregon                                                  11                 726,439.88                        0.43
Washington                                              12                 667,238.41                        0.40
North Carolina                                          10                 631,607.74                        0.38
West Virginia                                           12                 590,508.12                        0.35
New Hampshire                                            3                 510,017.12                        0.30
Tennessee                                               11                 461,270.87                        0.27
Minnesota                                               11                 414,560.10                        0.25
Arizona                                                  8                 375,166.28                        0.22
Utah                                                     3                 333,102.98                        0.20
Nebraska                                                 4                 303,432.27                        0.18
Iowa                                                     3                 243,133.21                        0.14
New Mexico                                               4                 163,151.74                        0.10
Montana                                                  1                 129,917.10                        0.08
Vermont                                                  1                 129,916.51                        0.08
North Dakota                                             2                 118,630.62                        0.07
District of Columbia                                     1                  67,997.59                        0.04
Idaho                                                    2                  48,366.54                        0.03
Wyoming                                                  1                  47,397.57                        0.03
Kansas                                                   1                  15,893.09                        0.01
TOTAL                                                2,528            $167,923,385.83                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                       TOTAL               MINIMUM                 MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                        $147,961,769.08             $9,412.90             $490,030.59
Number of Loans                                                               1,436
Average Original Loan Balance                                           $103,210.04
Average Cut-Off Date Loan Balance                                       $103,037.44
Weighted Average Original LTV                                                80.28%                20.61%                 101.08%
Weighted Average Gross Coupon                                                9.917%                6.000%                 14.250%
Weighted Average Remaining Term to Maturity (months)                            357                   273                     360
Weighted Average Gross Margin                                                7.744%                2.950%                 11.875%
Weighted Average Maximum Interest Rate                                      15.918%               12.750%                 20.250%
Weighted Average Initial Cap                                                 3.000%                2.000%                  3.000%
Weighted Average Periodic Cap                                                1.000%                1.000%                  2.000%
Weighted Average FICO Score                                                     575                   405                     805
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF CUT-OFF DATE
                                                       RANGE                                          PRINCIPAL BALANCE
                                                       -----                                       -----------------------
         Product Type                                  Fixed                                                   0.00%
                                                       Adjustable                                            100.00%

         Product Type                                  2/28 Arm                                               66.78%
                                                       3/27 Arm                                               33.22%



         Amortization Type                             Fully Amortizing Mortgage Loans                       100.00%
                                                       Balloon Mortgage Loans                                  0.00%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Primary                                                95.89%
                                                       Investor                                                3.90%
                                                       Secondary                                               0.21%

         Property Type                                 Single Family Residence                                78.79%
                                                       2 Family                                                8.86%
                                                       Planned Unit Development                                4.92%
                                                       3 Family                                                3.75%
                                                       Condominium                                             2.97%
                                                       4 Family                                                0.59%
                                                       Manufactured Housing                                    0.08%
                                                       Mobile Home                                             0.05%


         Geographic Distribution                       New York                                               13.80%
                                                       Florida                                                13.30%
                                                       Pennsylvania                                            9.28%
                                                       Michigan                                                8.29%
                                                       New Jersey                                              8.03%
                                                       Other States                                           47.30%

         Number of States (including DC)               45

         Largest Zip Code Concentration                01841                                                   0.83%

         Loans with Prepayment Penalties                                                                      75.88%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT OF
              RANGE OF ORIGINAL                   NUMBER OF        AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
            LOAN TO VALUE RATIOS               MORTGAGE LOANS        PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                               2                  $78,684.05                       0.05%
25.01 - 30.00                                               6                  225,563.27                        0.15
30.01 - 35.00                                               8                  600,293.66                        0.41
35.01 - 40.00                                              10                  451,928.10                        0.31
40.01 - 45.00                                               5                  224,125.98                        0.15
45.01 - 50.00                                              13                1,298,702.16                        0.88
50.01 - 55.00                                              19                1,563,521.62                        1.06
55.01 - 60.00                                              29                2,315,678.92                        1.57
60.01 - 65.00                                              74                5,945,629.27                        4.02
65.01 - 70.00                                              97                9,921,991.29                        6.71
70.01 - 75.00                                             139               13,867,361.46                        9.37
75.01 - 80.00                                             387               38,136,680.38                       25.77
80.01 - 85.00                                             340               35,604,510.88                       24.06
85.01 - 90.00                                             286               35,016,959.71                       23.67
90.01 - 95.00                                              20                2,644,493.67                        1.79
over 100.01                                                 1                   65,644.66                        0.04
TOTAL                                                   1,436             $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 80.28%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF
                RANGE OF                    NUMBER OF            AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
          CUT-OFF DATE BALANCES          MORTGAGE LOANS             PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                    298                  $11,196,830.94                       7.57%
50,000.01 - 100,000.00                              581                   42,075,582.91                       28.44
100,000.01 - 150,000.00                             291                   35,203,253.30                       23.79
150,000.01 - 200,000.00                             135                   23,265,717.69                       15.72
200,000.01 - 250,000.00                              67                   14,943,808.36                       10.10
250,000.01 - 300,000.00                              27                    7,321,018.23                        4.95
300,000.01 - 350,000.00                              19                    6,175,252.37                        4.17
350,000.01 - 400,000.00                               6                    2,250,960.62                        1.52
400,000.01 - 450,000.00                               5                    2,192,869.37                        1.48
450,000.01 - 500,000.00                               7                    3,336,475.29                        2.25
TOTAL                                             1,436                 $147,961,769.08                     100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Mortgage Loans is approximately $103,037.44.


OCCUPANCY TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
                                                     NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                  OCCUPANCY                       MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                    1,362               $141,885,445.55                      95.89%
Investor                                                      72                  5,763,793.90                        3.90
Secondary                                                      2                    312,529.63                        0.21
TOTAL                                                      1,436               $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MORTGAGE RATES (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF
               RANGE OF GROSS                 NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
               INTEREST RATES              MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
less than 6.000                                         1                    $57,671.70                       0.04%
6.501 - 7.000                                           7                  1,118,773.34                        0.76
7.001 - 7.500                                          28                  3,506,450.53                        2.37
7.501 - 8.000                                          61                  8,782,262.08                        5.94
8.001 - 8.500                                         103                 13,258,614.88                        8.96
8.501 - 9.000                                         167                 22,522,073.76                       15.22
9.001 - 9.500                                         170                 17,678,428.49                       11.95
9.501 - 10.000                                        176                 18,548,868.04                       12.54
10.001 - 10.500                                       138                 12,133,686.61                        8.20
10.501 - 11.000                                       150                 14,513,206.02                        9.81
11.001 - 11.500                                       115                  9,470,400.50                        6.40
11.501 - 12.000                                       172                 14,463,105.80                        9.77
12.001 - 12.500                                       103                  8,177,189.70                        5.53
12.501 - 13.000                                        29                  2,349,924.89                        1.59
13.001 - 13.500                                         8                    741,355.38                        0.50
13.501 - 14.000                                         7                    614,179.89                        0.42
over 14.001                                             1                     25,577.47                        0.02
TOTAL                                               1,436               $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 9.917%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

PURPOSE OF MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                      NUMBER OF           AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
             PURPOSE                MORTGAGE LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Equity-out Refinance                           579                $67,830,430.59                      45.84%
Rate-Term Refinance                            446                 40,884,075.92                       27.63
Purchase                                       411                 39,247,262.57                       26.53
TOTAL                                        1,436               $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
                                                     NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                PROPERTY TYPE                     MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Single Family                                              1,197               $116,578,495.91                      78.79%
2 Family                                                      99                 13,103,323.53                        8.86
Planned Unit Development                                      49                  7,277,806.03                        4.92
3 Family                                                      34                  5,546,962.68                        3.75
Condominium                                                   46                  4,393,433.34                        2.97
4 Family                                                       8                    867,819.40                        0.59
Manufactured Housing                                           2                    123,531.78                        0.08
Mobile Home                                                    1                     70,396.41                        0.05
TOTAL:                                                     1,436               $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


FICO SCORE (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE CUT-OFF               PERCENT OF
                  RANGE OF                         NUMBER OF               DATE PRINCIPAL            AGGREGATE CUT-OFF
                FICO SCORES                      MORTGAGE LOANS               BALANCE              DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                                                     1                $119,526.17                          0.08%
751 - 800                                                     4                 337,573.24                           0.23
701 - 750                                                    17               2,123,132.25                           1.43
651 - 700                                                    86              11,088,225.64                           7.49
601 - 650                                                   299              37,191,322.01                          25.14
551 - 600                                                   412              42,086,998.03                          28.44
501 - 550                                                   375              36,237,268.71                          24.49
451 - 500                                                   180              14,200,467.19                           9.60
401 - 450                                                    14               1,000,212.33                           0.68
No Score                                                     48               3,577,043.51                           2.42
TOTAL                                                     1,436            $147,961,769.08                        1100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 575.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
                                                     NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                DOCUMENTATION                      MORTGAGE LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                                    1,268              $124,961,955.79                      84.46%
Stated Income                                                 131                17,783,618.79                       12.02
Alt Doc                                                        19                 3,373,783.02                        2.28
Limited                                                        16                 1,730,602.83                        1.17
No Doc                                                          2                   111,808.65                        0.08
TOTAL                                                       1,436              $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT CHARGE TERM (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
                PREPAY CHARGE                        NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                TERM (MONTHS)                     MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
No Penalty                                                   282                $35,694,846.70                      24.12%
12 months                                                     48                  6,093,304.55                        4.12
24 months                                                    546                 52,345,478.20                       35.38
36 months                                                    549                 52,671,242.04                       35.60
60 months                                                     11                  1,156,897.59                        0.78
TOTAL                                                      1,436               $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Prepayment Charge Term of the Mortgage Loans is approximately 22.3 months. The majority of the mortgage loans with prepayment penalties charges charge 5% of the unpaid balance.


DELINQUENCY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
                                                     NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                DOCUMENTATION                      MORTGAGE LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Current                                                     1,436              $147,961,769.08                     100.00%
TOTAL                                                       1,436              $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE CUT-OFF               PERCENT OF
                                                     NUMBER OF              DATE PRINCIPAL          AGGREGATE CUT-OFF DATE
              STATE OR TERRITORY                   MORTGAGE LOANS              BALANCE                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
New York                                                      125            $20,424,294.92                         13.80%
Florida                                                       194             19,677,304.79                          13.30
Pennsylvania                                                  181             13,728,433.74                           9.28
Michigan                                                      147             12,260,557.09                           8.29
New Jersey                                                     80             11,878,018.84                           8.03
Colorado                                                       59             10,026,372.11                           6.78
Indiana                                                       111              7,894,102.01                           5.34
Illinois                                                       69              7,805,352.80                           5.28
Ohio                                                           88              5,336,271.68                           3.61
Massachusetts                                                  34              4,974,003.84                           3.36
Connecticut                                                    27              3,529,226.19                           2.39
Virginia                                                       19              2,686,004.97                           1.82
Alabama                                                        35              2,559,562.43                           1.73
Missouri                                                       24              2,237,687.97                           1.51
Kentucky                                                       27              2,098,598.65                           1.42
South Carolina                                                 23              2,026,591.44                           1.37
Georgia                                                        21              1,984,441.03                           1.34
California                                                      8              1,738,347.07                           1.17
Rhode Island                                                    8              1,396,993.96                           0.94
New Hampshire                                                   9              1,317,006.76                           0.89
Oklahoma                                                       16              1,181,644.26                           0.80
Maryland                                                       10              1,068,914.09                           0.72
North Carolina                                                 17              1,035,805.21                           0.70
Minnesota                                                      11                955,133.35                           0.65
Oregon                                                          5                883,270.79                           0.60
Kansas                                                          8                739,524.25                           0.50
Arkansas                                                       11                721,650.29                           0.49
Maine                                                           5                554,249.39                           0.37
Utah                                                            4                493,897.44                           0.33
Iowa                                                            8                474,809.69                           0.32
Wisconsin                                                       6                473,485.70                           0.32
Mississippi                                                     9                461,655.00                           0.31
West Virginia                                                   7                457,122.61                           0.31
Arizona                                                         4                367,793.33                           0.25
Nebraska                                                        6                357,344.07                           0.24
South Dakota                                                    4                324,518.29                           0.22
Idaho                                                           2                323,618.50                           0.22
Delaware                                                        2                297,268.29                           0.20
New Mexico                                                      1                235,674.11                           0.16
Washington                                                      1                220,264.43                           0.15
Louisiana                                                       4                209,573.29                           0.14
District of Columbia                                            2                192,210.16                           0.13
Nevada                                                          1                136,984.89                           0.09
Tennessee                                                       2                135,737.05                           0.09
Wyoming                                                         1                 80,448.31                           0.05
TOTAL                                                       1,436           $147,961,769.08                        100.00%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


MARGIN (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENT OF
                                                                         AGGREGATE CUT-OFF           AGGREGATE CUT-OFF
                  RANGE OF                         NUMBER OF               DATE PRINCIPAL              DATE PRINCIPAL
                  MARGINS                        MORTGAGE LOANS               BALANCE                      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
less than 3.000                                               1                 $51,955.28                       0.04%
4.001 - 4.500                                                 2                 353,082.64                        0.24
4.501 - 5.000                                                 9               1,051,852.52                        0.71
5.001 - 5.500                                                30               3,386,747.91                        2.29
5.501 - 6.000                                                69               9,371,719.59                        6.33
6.001 - 6.500                                               133              17,253,136.99                       11.66
6.501 - 7.000                                               194              21,910,101.93                       14.81
7.001 - 7.500                                               199              22,038,814.74                       14.89
7.501 - 8.000                                               145              15,243,665.10                        10.3
8.001 - 8.500                                               153              13,702,250.23                        9.26
8.501 - 9.000                                               155              14,753,978.71                        9.97
9.001 - 9.500                                                90               7,250,592.96                        4.90
9.501 - 10.000                                              165              13,678,063.79                        9.24
over 10.001                                                  91               7,915,806.69                        5.35
TOTAL                                                     1,436            $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Margin of the mortgage loans is approximately 7.744%.


MAXIMUM INTEREST RATE(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENT OF
                  RANGE OF                         NUMBER OF           AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
           MAXIMUM INTEREST RATES                MORTGAGE LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                               7                 $1,118,773.34                       0.76%
13.001 - 13.500                                              28                  3,506,450.53                        2.37
13.501 - 14.000                                              61                  8,782,262.08                        5.94
14.001 - 14.500                                             104                 13,316,286.58                        9.00
14.501 - 15.000                                             167                 22,522,073.76                       15.22
15.001 - 15.500                                             170                 17,678,428.49                       11.95
15.501 - 16.000                                             176                 18,548,868.04                       12.54
16.001 - 16.500                                             138                 12,133,686.61                        8.20
16.501 - 17.000                                             150                 14,513,206.02                        9.81
17.001 - 17.500                                             115                  9,470,400.50                        6.40
17.501 - 18.000                                             172                 14,463,105.80                        9.77
18.001 - 18.500                                             103                  8,177,189.70                        5.53
18.501 - 19.000                                              29                  2,349,924.89                        1.59
19.001 - 19.500                                               8                    741,355.38                        0.50
19.501 - 20.000                                               7                    614,179.89                        0.42
Over 20.001                                                   1                     25,577.47                        0.02
TOTAL                                                     1,436               $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Maximum Rate of the adjustable rate Mortgage Loans is approximately 15.918%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


MINIMUM INTEREST RATE(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENT OF
                                                                         AGGREGATE CUT-OFF           AGGREGATE CUT-OFF
                  RANGE OF                         NUMBER OF               DATE PRINCIPAL              DATE PRINCIPAL
           MINIMUM INTEREST RATES                MORTGAGE LOANS               BALANCE                     BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Less than 6.000                                               7              $1,118,773.34                       0.76%
6.001 - 6.500                                                28               3,506,450.53                        2.37
6.501 - 7.000                                                61               8,782,262.08                        5.94
7.001 - 7.500                                               104              13,316,286.58                        9.00
7.501 - 8.000                                               167              22,522,073.76                       15.22
8.001 - 8.500                                               169              17,626,473.21                       11.91
8.501 - 9.000                                               176              18,548,868.04                       12.54
9.001 - 9.500                                               139              12,185,641.89                        8.24
9.501 - 10.000                                              151              14,745,572.31                        9.97
10.001 - 10.500                                             115               9,470,400.50                        6.40
10.501 - 11.000                                             171              14,230,739.51                        9.62
11.001 - 11.500                                             103               8,177,189.70                        5.53
11.501 - 12.000                                              29               2,349,924.89                        1.59
12.001 - 12.500                                               8                 741,355.38                        0.50
12.501 - 13.000                                               7                 614,179.89                        0.42
13.001 - 13.500                                               1                  25,577.47                        0.02
TOTAL                                                     1,436            $147,961,769.08                     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Minimum of the adjustable rate Mortgage Loans is approximately 8.916%.


TERM TO ROLL(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE CUT-OFF               PERCENT OF
                  RANGE OF                         NUMBER OF               DATE PRINCIPAL            AGGREGATE CUT-OFF
       CUT-OFF TERM TO ROLL (MONTHS)             MORTGAGE LOANS               BALANCE              DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   1-6                                                        1                 $51,955.28                          0.04%
13 - 18                                                      54               5,914,860.93                           4.00
19 - 24                                                     863              92,897,528.47                          62.78
25 - 30                                                      22               1,954,286.19                           1.32
31 - 36                                                     496              47,143,138.21                          31.86
TOTAL                                                     1,436            $147,961,769.08                        100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Cut-Off Term to Roll of the adjustable rate Mortgage Loans is approximately 25 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1               GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
--------------------------------------------------------------------------------


CLASS AI-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    10.70         1.71           1.18          0.90          0.73          0.61          0.46
Modified Duration                      8.59          1.62           1.13          0.87          0.71          0.59          0.45
First Principal Payment Date        05/25/2002    05/25/2002     05/25/2002    05/25/2002    05/25/2002    05/25/2002    05/25/2002
Last Principal Payment Date         02/25/2018    11/25/2005     10/25/2004    03/25/2004    10/25/2003    07/25/2003    03/25/2003
Payment Windows (mos.)                  190           43             30            23            18            15            11


CLASS AI-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    17.46         3.90           2.66          2.00          1.59          1.31          0.96
Modified Duration                      12.00         3.51           2.46          1.88          1.50          1.25          0.92
First Principal Payment Date        02/25/2018    11/25/2005     10/25/2004    03/25/2004    10/25/2003    07/25/2003    03/25/2003
Last Principal Payment Date         09/25/2021    08/25/2006     03/25/2005    07/25/2004    01/25/2004    10/25/2003    05/25/2003
Payment Windows (mos.)                  44            10             6              5             4             4             3


CLASS AI-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.36         6.36           4.52          3.00          2.10          1.72          1.24
Modified Duration                      13.80         5.27           3.92          2.70          1.95          1.61          1.18
First Principal Payment Date        09/25/2021    08/25/2006     03/25/2005    07/25/2004    01/25/2004    10/25/2003    05/25/2003
Last Principal Payment Date         07/25/2030    04/25/2012     08/25/2009    11/25/2007    11/25/2004    05/25/2004    10/25/2003
Payment Windows (mos.)                  107           69             54            41            11             8             6


CLASS AI-4
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    29.10         14.15         11.28          8.99          4.93          2.33          1.66
Modified Duration                      12.90         8.96           7.69          6.52          3.86          2.09          1.53
First Principal Payment Date        07/25/2030    04/25/2012     08/25/2009    11/25/2007    11/25/2004    05/25/2004    10/25/2003
Last Principal Payment Date         12/25/2031    07/25/2026     11/25/2020    08/25/2017    04/25/2015    12/25/2004    03/25/2004
Payment Windows (mos.)                  18            172           136            118           126            8             6


CLASS AII-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    17.19         6.02           4.03          2.98          2.47          1.95          1.00
Modified Duration                      13.83         5.32           3.69          2.78          2.32          1.85          0.97
First Principal Payment Date        05/25/2002    05/25/2002     05/25/2002    05/25/2002    05/25/2002    05/25/2002    05/25/2002
Last Principal Payment Date         01/25/2031    10/25/2028     12/25/2022    04/25/2018    12/25/2015    06/25/2013    11/25/2004
Payment Windows (mos.)                  345           318           248            192           164           134           31


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
--------------------------------------------------------------------------------

CLASS M-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.87         10.45          7.35          5.65          4.86          4.72          4.69
Modified Duration                      11.87         7.04           5.44          4.43          3.96          3.91          3.87
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    07/25/2005    10/25/2005    02/25/2006    11/25/2004
Last Principal Payment Date         11/25/2031    05/25/2025     05/25/2019    04/25/2016    05/25/2013    04/25/2011    02/25/2010
Payment Windows (mos.)                  137           220           167            130           92            63            64


CLASS M-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0           11.50         17.25           23           28.75         34.5           46
FIX: HEP                                 0            14             21            28            35            42            56
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.86         10.35          7.29          5.55          4.63          4.20          3.59
Modified Duration                      11.38         6.85           5.31          4.31          3.75          3.49          3.06
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    06/25/2005    07/25/2005    09/25/2005    06/25/2005
Last Principal Payment Date         09/25/2031    04/25/2023     07/25/2017    11/25/2014    03/25/2012    05/25/2010    11/25/2007
Payment Windows (mos.)                  135           195           145            114           81            57            30


CLASS M-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.83         10.13          7.16          5.40          4.45          3.94          3.17
Modified Duration                      11.01         6.67           5.19          4.18          3.60          3.27          2.72
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    05/25/2005    06/25/2005    07/25/2005    02/25/2005
Last Principal Payment Date         07/25/2031    11/25/2020     09/25/2016    03/25/2013    11/25/2010    04/25/2009    02/25/2007
Payment Windows (mos.)                  133           166           135            95            66            46            25


CLASS B
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.68         9.69           6.70          5.03          4.12          3.62          2.87
Modified Duration                      8.97          5.78           4.51          3.66          3.16          2.86          2.35
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    05/25/2005    05/25/2005    05/25/2005    01/25/2005
Last Principal Payment Date         12/25/2030    06/25/2017     01/25/2014    02/25/2011    03/25/2009    11/25/2007    03/25/2006
Payment Windows (mos.)                  126           125           103            70            47            31            15


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
--------------------------------------------------------------------------------

CLASS AI-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    10.70         1.71           1.18          0.90          0.73          0.61          0.46
Modified Duration                      8.59          1.62           1.13          0.87          0.71          0.59          0.45
First Principal Payment Date        05/25/2002    05/25/2002     05/25/2002    05/25/2002    05/25/2002    05/25/2002    05/25/2002
Last Principal Payment Date         02/25/2018    11/25/2005     10/25/2004    03/25/2004    10/25/2003    07/25/2003    03/25/2003
Payment Windows (mos.)                  190           43             30            23            18            15            11


CLASS AI-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    17.46         3.90           2.66          2.00          1.59          1.31          0.96
Modified Duration                      12.00         3.51           2.46          1.88          1.50          1.25          0.92
First Principal Payment Date        02/25/2018    11/25/2005     10/25/2004    03/25/2004    10/25/2003    07/25/2003    03/25/2003
Last Principal Payment Date         09/25/2021    08/25/2006     03/25/2005    07/25/2004    01/25/2004    10/25/2003    05/25/2003
Payment Windows (mos.)                  44            10             6              5             4             4             3


CLASS AI-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.36         6.36           4.52          3.00          2.10          1.72          1.24
Modified Duration                      13.80         5.27           3.92          2.70          1.95          1.61          1.18
First Principal Payment Date        09/25/2021    08/25/2006     03/25/2005    07/25/2004    01/25/2004    10/25/2003    05/25/2003
Last Principal Payment Date         07/25/2030    04/25/2012     08/25/2009    11/25/2007    11/25/2004    05/25/2004    10/25/2003
Payment Windows (mos.)                  107           69             54            41            11             8             6


CLASS AI-4
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    28.19         13.26          9.52          7.21          3.69          2.33          1.66
Modified Duration                      12.75         8.66           6.91          5.60          3.14          2.09          1.53
First Principal Payment Date        07/25/2030    04/25/2012     08/25/2009    11/25/2007    11/25/2004    05/25/2004    10/25/2003
Last Principal Payment Date         07/25/2030    12/25/2016     08/25/2012    01/25/2010    05/25/2008    12/25/2004    03/25/2004
Payment Windows (mos.)                   1            57             37            27            43             8             6


CLASS AII-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    17.19         5.64           3.76          2.78          2.28          1.69          1.00
Modified Duration                      13.83         5.06           3.48          2.62          2.17          1.62          0.97
First Principal Payment Date        05/25/2002    05/25/2002     05/25/2002    05/25/2002    05/25/2002    05/25/2002    05/25/2002
Last Principal Payment Date         07/25/2030    12/25/2016     08/25/2012    01/25/2010    05/25/2008    03/25/2007    11/25/2004
Payment Windows (mos.)                  339           176           124            93            73            59            31


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
--------------------------------------------------------------------------------

CLASS M-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.72         9.83           6.75          5.13          4.44          4.38          3.24
Modified Duration                      11.85         6.84           5.17          4.16          3.71          3.69          2.83
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    07/25/2005    10/25/2005    02/25/2006    11/25/2004
Last Principal Payment Date         07/25/2030    12/25/2016     08/25/2012    01/25/2010    05/25/2008    03/25/2007    09/25/2005
Payment Windows (mos.)                  121           119            86            55            32            14            11


CLASS M-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.72         9.83           6.75          5.10          4.27          3.91          3.31
Modified Duration                      11.36         6.69           5.08          4.08          3.54          3.30          2.85
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    06/25/2005    07/25/2005    09/25/2005    06/25/2005
Last Principal Payment Date         07/25/2030    12/25/2016     08/25/2012    01/25/2010    05/25/2008    03/25/2007    09/25/2005
Payment Windows (mos.)                  121           119            86            56            35            19             4


CLASS M-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.72         9.83           6.75          5.08          4.20          3.74          3.03
Modified Duration                      11.00         6.57           5.01          4.02          3.45          3.14          2.62
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    05/25/2005    06/25/2005    07/25/2005    02/25/2005
Last Principal Payment Date         07/25/2030    12/25/2016     08/25/2012    01/25/2010    05/25/2008    03/25/2007    09/25/2005
Payment Windows (mos.)                  121           119            86            57            36            21             8


CLASS B
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.66         9.68           6.63          4.98          4.09          3.59          2.84
Modified Duration                      8.97          5.78           4.49          3.64          3.14          2.84          2.34
First Principal Payment Date        07/25/2020    02/25/2007     07/25/2005    05/25/2005    05/25/2005    05/25/2005    01/25/2005
Last Principal Payment Date         07/25/2030    12/25/2016     08/25/2012    01/25/2010    05/25/2008    03/25/2007    09/25/2005
Payment Windows (mos.)                  121           119            86            57            37            23             9


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        BOND SUMMARY - CLASS A-IO TABLE
--------------------------------------------------------------------------------

CLASS A-IO (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
All Loans: CPR                           0          20 CPR         60 CPR        61 CPR        62 CPR        63 CPR        64 CPR
------------------------------------------------------------------------------------------------------------------------------------
Yield at price of 10.5100              5.256         5.256         5.256          5.251         2.873         0.317        (2.428)
Yield at price of 10.5200              5.172         5.172         5.172          5.167         2.789         0.231        (2.514)
Yield at price of 10.5300              5.089         5.089         5.089          5.083         2.704         0.146        (2.600)
Yield at price of 10.5400              5.005         5.005         5.005          5.000         2.620         0.061        (2.685)
Yield at price of 10.5500              4.922         4.922         4.922          4.917         2.536        (0.024)       (2.771)
Yield at price of 10.5600              4.839         4.839         4.839          4.834         2.452        (0.108)       (2.857)
Yield at price of 10.5700              4.756         4.756         4.756          4.751         2.368        (0.193)       (2.942)
Yield at price of 10.5800              4.673         4.673         4.673          4.668         2.285        (0.277)       (3.027)
Yield at price of 10.5900              4.590         4.590         4.590          4.585         2.201        (0.362)       (3.112)
Yield at price of 10.6000              4.508         4.508         4.508          4.503         2.118        (0.446)       (3.197)
Yield at price of 10.6100              4.425         4.425         4.425          4.420         2.035        (0.530)       (3.282)
Yield at price of 10.6200              4.343         4.343         4.343          4.338         1.952        (0.614)       (3.367)
Average Life (yrs.)                    2.44          2.44           2.44          2.44          2.36          2.28          2.19
Modified Duration                      1.07          1.07           1.07          1.07          1.06          1.05          1.04


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-SB1              [GRAPHIC OBJECT OMITTED]
$311,144,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ADJUSTABLE RATE NET FUNDS CAP
--------------------------------------------------------------------------------

---------------------------------------   ---------------------------------------   --------------------------------------
                        (1)  (2)                                 (1)  (2)                                  (1) (2)
  PERIOD    PAY DATE    NET FUNDS          PERIOD    PAY DATE    NET FUNDS          PERIOD    PAY DATE    NET FUNDS
                             CAP                                      CAP                                      CAP
---------------------------------------   ---------------------------------------   --------------------------------------
    1        5/25/02    n/a     n/a          32      12/25/04     9.30    12.16       63      7/25/07     9.35    15.41
    2        6/25/02    9.10    9.10         33      1/25/05      9.00    11.82       64      8/25/07     9.04    14.91
    3        7/25/02    9.41    9.41         34      2/25/05      9.04    13.26       65      9/25/07     9.04    14.91
    4        8/25/02    9.10    9.10         35      3/25/05     10.01    14.73       66      10/25/07    9.35    15.41
    5        9/25/02    9.10    9.10         36      4/25/05      9.04    13.33       67      11/25/07    9.04    14.91
    6       10/25/02    9.41    9.41         37      5/25/05      9.35    13.80       68      12/25/07    9.35    15.41
    7       11/25/02    9.10    9.10         38      6/25/05      9.04    13.35       69      1/25/08     9.04    14.91
    8       12/25/02    9.41    9.41         39      7/25/05      9.35    13.84       70      2/25/08     9.04    14.91
    9        1/25/03    9.10    9.10         40      8/25/05      9.04    14.26       71      3/25/08     9.67    15.94
    10       2/25/03    9.10    9.10         41      9/25/05      9.04    14.27       72      4/25/08     9.04    14.91
    11       3/25/03   10.08   10.08         42      10/25/05     9.35    14.75       73      5/25/08     9.35    15.41
    12       4/25/03    9.10    9.10         43      11/25/05     9.04    14.28       74      6/25/08     9.04    14.91
    13       5/25/03    9.41    9.41         44      12/25/05     9.35    14.76       75      7/25/08     9.35    15.41
    14       6/25/03    9.10    9.10         45      1/25/06      9.04    14.29       76      8/25/08     9.04    14.91
    15       7/25/03    9.41    9.41         46      2/25/06      9.04    14.58       77      9/25/08     9.04    14.91
    16       8/25/03    9.10    9.10         47      3/25/06     10.01    16.15       78      10/25/08    9.35    15.41
    17       9/25/03    9.10    9.10         48      4/25/06      9.04    14.60       79      11/25/08    9.04    14.91
    18      10/25/03    9.38    9.48         49      5/25/06      9.35    15.09       80      12/25/08    9.35    15.41
    19      11/25/03    9.07    9.22         50      6/25/06      9.04    14.60       81      1/25/09     9.04    14.91
    20      12/25/03    9.37    9.53         51      7/25/06      9.35    15.09       82      2/25/09     9.04    14.91
    21       1/25/04    9.07    9.34         52      8/25/06      9.04    14.90       83      3/25/09    10.01    16.51
    22       2/25/04    9.01   11.04         53      9/25/06      9.04    14.91       84      4/25/09     9.04    14.91
    23       3/25/04    9.63   11.81         54      10/25/06     9.35    15.41       85      5/25/09     9.35    15.41
    24       4/25/04    9.01   11.07         55      11/25/06     9.04    14.91       86      6/25/09     9.05    14.91
    25       5/25/04    9.31   11.45         56      12/25/06     9.35    15.41       87      7/25/09     9.35    15.41
    26       6/25/04    9.01   11.08         57      1/25/07      9.04    14.91       88      8/25/09     9.05    14.91
    27       7/25/04    9.31   11.49         58      2/25/07      9.04    14.91       89      9/25/09     9.05    14.91
    28       8/25/04    9.01   11.69         59      3/25/07     10.01    16.51       90      10/25/09    9.35    15.41
    29       9/25/04    9.01   11.69         60      4/25/07      9.04    14.91       91      11/25/09    9.05    14.91
    30      10/25/04    9.30   12.13         61      5/25/07      9.35    15.41       92      12/25/09    9.35    15.41
    31      11/25/04    9.00   11.77         62      6/25/07      9.04    14.91       93      1/25/10     9.05    14.91
---------------------------------------   ---------------------------------------   --------------------------------------

(1) Assumes 1-month LIBOR at 1.84125%, 6-month LIBOR at 2.0975% and 1-year CMT at 2.31%.

(2) Assumes 1-month LIBOR at 1.00.00%, 6-month LIBOR at 100.00% and 1-year CMT at 100.00%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.